GREENPOINT HOME EQUITY LOAN TRUST 2004-2
Variable Rate Asset Backed Notes

Distribution Date:	December 15, 2004

	Original	Beginning			Total	Overdue	Overdue	Ending
	Note	Note	Principal	Interest	Distribution	Accrued	Accrued	Note
Class	Principal Balance	Principal Balance	Distribution	Distribution	Amount	Interest Paid	Interest Remaining	Principal Balance
A - 1	$150,000,000.00	$101,854,835.74	$6,689,276.05	$192,675.40	$6,881,951.45	$0.00	$0.00	$95,165,559.69
A - 2	$98,920,000.00	$67,169,869.01	$4,411,354.58	$127,063.00	$4,538,417.58	$0.00	$0.00	$62,758,514.43
Residual - B	$7,434,232.37	$7,434,272.74	$0.00	$526,411.59	$526,411.59	$0.00	$0.00	$7,485,302.74
Residual - G	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
TOTAL	$256,354,232.37	$176,458,977.49	$11,100,630.63	$846,149.99	$11,946,780.62	$0.00	$0.00	$165,409,376.86

		AMOUNTS PER $1,000 UNIT
		Beginning				Overdue	Overdue	Ending
		Note	Principal	Interest	Note	Accrued	Accrued	Note
Class	CUSIP	Principal Balance	Distribution	Distribution	Distribution Amount	Interest Paid	Interest Remaining	Principal Balance
A - 1	395385AT4	679.03223827	44.59517367	1.28450267	45.87967633	0.00000000	0.00000000	634.43706460
A - 2	395385AU1	679.03223827	44.59517368	1.28450263	45.87967630	0.00000000	0.00000000	634.43706460

Rates

Class	Note
A - 1	2.270000%
A - 2	2.270000%

Investor Certificate Rates based on a LIBOR of:	2.09000%

GREENPOINT HOME EQUITY LOAN TRUST 2004-2
Variable Rate Asset Backed Notes

Distribution Date:	December 15, 2004

Information pursuant to Section 8.8 of the
Indenture Dated April 1, 2004

(i)	Total Note Distributon Amount	See Page 1

(ii)	Note Interest	See Page 1
	Per $1000 of Original Note Principal Balance
	Note Rate

(iii)	Unpaid Interest Shortfall (with accrued interest)	See Page 1
	Per $1000 of Original Note Principal Balance

(iv)	Remaining Unpaid Interest Shortfall	See Page 1
	Per $1000 of Original Note Principal Balance

(v)	Principal Distributed	See Page 1
	Per $1000 of Original Note Principal Balance

(vi)	Servicing Fee	71,774.81

(vii)	Note Ending Balance	See Page 1

(viii)	Pool Initial Balance	256,354,232.37
	Pool Ending Balance	165,409,376.86

(ix)	Indenture Trustee Fee	3,455.65
	Owner Trustee Fee	0.00
	Management Fee	500.00

(x)	Delinquency Information
		Count	Balance	% of Group Bal
	30-59 days	25	1,999,505.77	1.208823%
	60-89 days	12	251,740.27	0.152192%
	90-119 days	9	230,653.19	0.139444%
	120-149 days	1	60,500.00	0.036576%
	150-179 days	6	250,199.20	0.151261%
	180-269 days	1	56,700.00	0.034279%
	270+ days	0	0.00	0.000000%
	Total	54	2,849,298.43	1.722574%
	*Note: The above statistics include Foreclousures, REOs and Bankruptcies

		Count	Balance	% of Group Bal
	Bankruptcy	6	144,361.43	0.087275%

		Count	Balance	% of Group Bal
	Foreclosure	1	56,700.00	0.034279%
	REO	0	0.00	0.000000%
	Total	1	56,700.00	0.034279%

GREENPOINT HOME EQUITY LOAN TRUST 2004-2
Variable Rate Asset Backed Notes

Distribution Date:	December 15, 2004

(xi)	Cumulative Loss as a Percentage of Original Pool Balance	0.03650%
	Cumulative Loss as a Percentage of Current Pool Balance	0.05656%
	Twelve-Month Rolling Average	0.00000%
	(cumulative losses as a percentage of original balance)

	Current Loss Amount (Mortgage Pool)	59,173.91
	Cumulative Loss Amount (Mortgage Pool)	93,561.06

(xii)	Three-Month Rolling Average of 60+ Delinquencies	0.39859%

(xiii)	Book Value of REOs	0.00

(xiv)	Draws on the Policy	0.00

(xv)	Type of Amortization Period:	Managed

(xvi)	Did Rapid Amortization Event Occurr during this Period?	NO

(xvii)	Relief Act Shortfalls	0.00

(xviii)	Largest Three Mortgage Loans	1,291,864.64

(xix)	Has an Event of Servicing Termination Occurred?	NO
	Has an Event of Insurer Default Occurred?	NO

(xx)	Additional Balances	1,847,096.47

(xxi)	Additional Balance Contribution Amount	0.00
	Interest on Additional Balance Contribution Amount	0.00

(xxii)	Has Managed Amortization Period Ended and
	Rapid Amortization Period Begun?	NO

(xxiii)	Specified Overcollateralization Amount	7,485,302.74

(xxiv)	Overcollateralization Amount (after application of payments)	7,485,302.74

(xxv)	Servicing Advances	0.00

(xxvi)	Current Period Interest Shortfalls	0.00

(xxvii)	Weighted Average Coupon - Beginning of Period	7.36001%
	Weighted Average Coupon - End of Period	7.32828%

	*Weighted Average Net Coupon - Beginning of Period	6.67989%
	*Weighted Average Net Coupon - End of Period	6.64816%
	*net of Servicing Fee, Owner Trustee Fee, Indenture Trustee Fee, Premium %